UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No.               )

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2020. NEENAH, INC. We are actively monitoring developments with respect to the coronavirus. In the event it is not possible or advisable to hold our annual meeting in person, we will announce alternative arrangements for the meeting, which may include holding the meeting solely by means of remote communication. Please monitor our investor relations webpage at www.neenah.com for updated information. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. NEENAH, INC. PRESTON RIDGE III 3460 PRESTON RIDGE ROAD, SUITE 600 ALPHARETTA, GA 30005 proxy materials and voting instructions. D06164-P36861 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of: March 27, 2020 Date: May 21, 2020 Time: 2:00 p.m. Eastern Daylight Time Location: 3460 Preston Ridge Road Suite 600 Alpharetta, Georgia 30005

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D06165-P36861 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT2019 ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 1. Proposal for election of Class I Directors: Nominees: 1a. William M. Cook 1b. Philip C. Moore 1c. Julie A. Schertell The Board of Directors recommends you vote FOR the following proposal: 2. Proposal to approve an advisory vote on the Company's executive compensation; The Board of Directors recommends you vote FOR the following proposal: 3. Proposal to ratify Deloitte & Touche LLP as the independent registered public accounting firm of Neenah, Inc. for the fiscal year ending December 31, 2020. D06166-P36861 Voting Items

D06167-P36861